                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE


Contact: Jerry W. Nix, Executive Vice President - Finance
         (770) 612-2048


                              GENUINE PARTS COMPANY
                          REPORTS FIRST QUARTER RESULTS


Atlanta, Georgia, April 15, 2004 -- Genuine Parts Company (NYSE: GPC) reported sales and earnings for the first quarter ended March 31, 2004. Larry Prince, Chairman of the Board of Directors, announced today that sales totaling $2.2 billion were up 9% compared to the first quarter of 2003. Net income for the quarter was $100.2 million, an increase of 13% over $88.4 million recorded in the previous year before the cumulative effect of an accounting change adopted January 1, 2003. Earnings per share on a diluted basis were 57 cents, up 12% compared to 51 cents for the first quarter last year before the accounting change. In accordance with the Financial Accounting Standards Board's EITF 02-16 affecting the accounting treatment of cash consideration received from vendors, a non-cash charge of $20 million was recorded as of January 1, 2003, representing the cumulative effect of a change in accounting principle. After the cumulative effect adjustment in 2003, net income for the quarter ended March 31, 2004 was up 45% and diluted earnings per share were up 46% compared to the first quarter of 2003.

Mr. Prince commented: "Our 9% sales gain is very encouraging and we like the fact that each of our four business segments had a successful first quarter. The Automotive Group reported strong results with a 10% increase in revenues for the quarter. Motion Industries, our Industrial Group, continued their trend of improvement with a 7% increase and EIS, our Electrical/Electronics Group, was strong with a 10% improvement. S. P. Richards, our Office Products Group, produced another steady performance with sales up 6% for the quarter."

Mr. Prince concluded: "We believe the stronger pace of sales is being driven by our internal efforts and initiatives across all our businesses and we also sense that market conditions are making a turn for the better. Our operating margins and net earnings benefit from the additional revenue and our balance sheet also reflects this improvement."


                                    (Cont.)

CONFERENCE CALL

Genuine Parts Company will hold a conference call today at 11:00 a.m. EDT to discuss the results of the quarter and the future outlook. Interested parties may listen by dialing 877-422-4780, conference ID 6508011. A replay will also be available at 800-642-1687, conference ID 6508011, two hours after the completion of the conference call until 12:00 a.m. Eastern time on April 29, 2004.

FORWARD LOOKING STATEMENTS

Various statements in this release may constitute forward-looking statements. Actual results may differ materially from those indicated as a result of various important factors. Such factors include, but are not limited to, changes in general economic conditions, the growth rate of the market for the Company's products and services, the ability to maintain favorable supplier arrangements and relationships, competitive product and pricing pressures, the effectiveness of the Company's promotional, marketing and advertising programs, changes in laws and regulations, including changes in accounting and taxation guidance, the uncertainties of litigation, as well as other risks and uncertainties discussed from time to time in the Company's filings with the Securities and Exchange Commission.

ABOUT GENUINE PARTS COMPANY

Genuine Parts Company is a distributor of automotive replacement parts in the U.S., Canada and Mexico. The Company also distributes industrial replacement parts in the U.S. and in Canada through its Motion Industries subsidiary. S. P. Richards Company, the Office Products Group, distributes product nationwide in the U.S. and in Canada. The Electrical/Electronic Group, EIS, Inc., distributes electrical and electronic components throughout the U.S. and Mexico.


                                    (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
                                   (Unaudited)


                                                                                  Three Months Ended March 31,
                                                                              -------------------------------------
                                                                                    2004               2003
                                                                              (in thousands, except per share data)

Net Sales .................................................................        $ 2,196,991        $ 2,021,858
Cost of goods sold ........................................................          1,510,080          1,383,518
                                                                                   -----------        -----------
                                                                                       686,911            638,340
Selling, administrative & other expenses ..................................            524,514            493,145
                                                                                   -----------        -----------
Income before income taxes and cumulative effect of a change in
   accounting principle ...................................................            162,397            145,195
Income taxes ..............................................................             62,198             56,771
                                                                                   -----------        -----------
Net income before cumulative effect of a change in accounting principle ...            100,199             88,424

Cumulative effect of a change in accounting principle (1) .................                 --            (19,541)
                                                                                   -----------        -----------

Net income ................................................................        $   100,199        $    68,883
                                                                                   ===========        ===========

Basic net income per common share:
   Before cumulative effect of a change in accounting principle ...........        $       .57        $       .51
   Cumulative effect of a change in accounting principle (1) ..............                 --               (.11)
                                                                                   -----------        -----------
   Basic net income .......................................................        $       .57        $       .40
                                                                                   ===========        ===========

Diluted net income per common share:
   Before cumulative effect of a change in accounting principle ...........        $       .57        $       .51
   Cumulative effect of a change in accounting principle (1) ..............                 --               (.12)
                                                                                   -----------        -----------
   Diluted net income .....................................................        $       .57        $       .39
                                                                                   ===========        ===========

Weighted average common shares outstanding ................................            174,320            174,146

Dilutive effect of stock options and non-vested restricted stock awards ...                580                456
                                                                                   -----------        -----------

Weighted average common shares outstanding - assuming dilution ............            174,900            174,602
                                                                                   ===========        ===========

(1) On January 1, 2003 the Company recorded a non-cash charge related to the capitalization of certain vendor consideration in connection with the Financial Accounting Standards Board's EITF No. 02-16, "Accounting by a Customer for Cash Consideration Received from a Vendor".


                                     (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES
                  SEGMENT INFORMATION AND FINANCIAL HIGHLIGHTS
                  --------------------------------------------
                                   (Unaudited)


                                                              Three month period ended March 31,
                                                                   2004                 2003
                                                               -----------          -----------
                                                                       (In thousands)
Net sales:
    Automotive                                                 $ 1,126,551          $ 1,022,471
    Industrial                                                     608,504              569,630
    Office Products                                                386,790              363,826
    Electrical/Electronic                                           83,079               75,417
    Other (1)                                                       (7,933)              (9,486)
                                                               -----------          -----------
       Total net sales                                         $ 2,196,991          $ 2,021,858
                                                               ===========          ===========

Operating profit:
    Automotive                                                 $    93,261          $    83,430
    Industrial                                                      46,119               43,187
    Office Products                                                 43,754               41,556
    Electrical/Electronic                                            3,220                1,597
                                                               -----------          -----------
       Total operating profit                                      186,354              169,770
    Interest expense                                                (9,977)             (13,694)
    Other, net                                                     (13,980)             (10,881)
                                                               -----------          -----------
       Income before income taxes and accounting change        $   162,397          $   145,195
                                                               ===========          ===========

Capital expenditures                                           $    12,057          $    25,659
                                                               ===========          ===========

Depreciation and amortization                                  $    16,193          $    17,031
                                                               ===========          ===========

Current ratio                                                        3.4/1                3.2/1
                                                               ===========          ===========

Total debt to total capitalization                                    21.9%                28.3%
                                                               ===========          ===========



(1) Represents the net effect of discounts, incentives and freight billed reported as a component of net sales.


                                     (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                March 31,          March 31,
                                                                   2004              2003
                                                                ----------        ----------
                                                                       (Unaudited)
                                                                      (in thousands)
CURRENT ASSETS
--------------

Cash and cash equivalents ..............................        $   28,088        $   25,030

Trade accounts receivable ..............................         1,154,981         1,110,334

Inventories ............................................         2,129,236         2,057,917

Prepaid and other current accounts .....................           134,683           119,093
                                                                ----------        ----------

         TOTAL CURRENT ASSETS ..........................         3,446,988         3,312,374

Goodwill and other intangible assets ...................            57,939            58,932

Other assets ...........................................           324,284           300,944

Total property, plant and equipment, net ...............           337,960           346,520
                                                                ----------        ----------

TOTAL ASSETS ...........................................        $4,167,171        $4,018,770
                                                                ==========        ==========

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES
-------------------

Accounts payable .......................................        $  668,442        $  596,255

Current portion long-term debt and other borrowings ....            36,900           172,540

Income taxes ...........................................            70,627            54,096

Dividends payable ......................................            52,336            51,360

Other current liabilities ..............................           182,298           171,395
                                                                ----------        ----------

         TOTAL CURRENT LIABILITIES .....................         1,010,603         1,045,646

Long-term debt .........................................           625,000           674,733

Deferred income taxes ..................................           114,409            99,441

Minority interests in subsidiaries .....................            51,129            47,967

SHAREHOLDERS' EQUITY
--------------------

Common stock ...........................................           174,442           173,848

Retained earnings and other ............................         2,191,588         1,977,135
                                                                ----------        ----------

         TOTAL SHAREHOLDERS' EQUITY ....................         2,366,030         2,150,983
                                                                ----------        ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .............        $4,167,171        $4,018,770
                                                                ==========        ==========


                                    (Cont.)

                     GENUINE PARTS COMPANY AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                   (Unaudited)

                                                                                                       Three Months
                                                                                                      Ended March 31,
                                                                                                      ---------------
                                                                                                      (in thousands)

                                                                                                   2004              2003
                                                                                                ---------         ---------
OPERATING ACTIVITIES:
   Net income ..........................................................................        $ 100,199         $  68,883
   Adjustments to reconcile net income to net cash provided by operating activities:
     Cumulative effect of a change in accounting principle .............................               --            19,541
     Depreciation and amortization .....................................................           16,193            17,031
     Other .............................................................................            2,517              (462)
     Changes in operating assets and liabilities .......................................          (37,782)          (62,565)
                                                                                                ---------         ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES ..............................................           81,127            42,428

INVESTING ACTIVITIES:
   Purchase of property, plant and equipment ...........................................          (12,057)          (25,659)
   Other ...............................................................................              -0-              (863)
                                                                                                ---------         ---------

NET CASH USED IN INVESTING ACTIVITIES ..................................................          (12,057)          (26,522)

FINANCING ACTIVITIES:
   Payments on credit facilities, net of proceeds ......................................          (15,733)           55,998
   Stock options exercised .............................................................           11,119               628
   Dividends paid ......................................................................          (51,331)          (51,126)
   Purchase of stock ...................................................................             (430)          (16,371)
                                                                                                ---------         ---------

NET CASH USED IN FINANCING ACTIVITIES ..................................................          (56,375)          (10,871)
                                                                                                ---------         ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS ..............................................           12,695             5,035

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD .......................................           15,393            19,995
                                                                                                ---------         ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD .............................................        $  28,088         $  25,030
                                                                                                =========         =========


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